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                    Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002
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                                                               DeAM (BT)
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                                                         BT US BOND INDEX PORTFOLIO
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                                                      Security Purchased          Comparison Security       Comparison Security
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Issuer                                                     VERIZON                     BANK ONE           DEUTSCHE TELEKOM INT FIN
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
Underwriters                                           Morgan Stanley,           Banc One,Bear Stearns,   BMP, Paribas, DBAB, eAmro,
                                                       Blaylock, BNP, DBAB       Loop, Morgan Stanley,    ABN Amro, Credit Suissee,
                                                       Merrill, Ormes            SSMB, Sandler O'Neill    HSBC, UBS, Dresdner,
                                                                                                          Landesbank
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Years of continuous operation, including predecessors            > 3 years                   > 3 years                  > 3 years
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Security                                               VZ 6.875%, 4/1/2012         ONE 5.5%, 3/26/2007       DT 6.625%, 7/11/2011
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Is the affiliate a manager or co-manager of offering?           co-manager                         n/a                        n/a
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Name of underwriter or dealer from which purchased                Blaylock                         n/a                        n/a
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Firm commitment underwriting?                                          yes                         yes                        yes
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Trade date/Date of Offering                                      3/25/2002                   3/19/2002                   7/3/2001
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Total dollar amount of offering sold to QIBs            $                       $                    -       $                  -
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Total dollar amount of any concurrent public offering   $    1,000,000,000      $        1,500,000,000       $      2,969,399,988
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Total                                                   $    1,000,000,000      $        1,500,000,000       $      2,969,399,988
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Public offering price                                                99.44                       99.46                      99.22
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Price paid if other than public offering price                         n/a                         n/a                        n/a
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Underwriting spread or commission                                    0.45%                       0.35%                     0.325%
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Rating                                                               A1/A+                      Aa2/A+                      A3 /A
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Current yield                                                        6.95%                       5.63%                      6.68%
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Total par value purchased                                        1,000,000                         n/a                        n/a
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$ amount of purchase                                               994,360                         n/a                        n/a
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% of offering purchased by fund                                      0.10%                         n/a                        n/a
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% of offering purchased by associated funds                          0.02%                         n/a                        n/a
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Total                                                                0.12%                         n/a                        n/a
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